Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On February 14, 2017, Madison 237 Hotel, L.L.C., a subsidiary of FelCor Lodging Limited Partnership (“FelCor LP”), entered into a Purchase and Sale Agreement to sell its Morgans hotel to a third party unrelated to FelCor LP for $37 million in cash.  Right, title and interest to the Morgans hotel was transferred on July 17, 2017.  The Morgans hotel’s operations constituted a significant amount of income from continuing operations of FelCor LP.

The following unaudited pro forma condensed consolidated financial statements are presented to illustrate the effects of the transaction.  The unaudited pro forma condensed consolidated balance sheet as of June 30, 2017 illustrates the estimated effects of the transaction as if the sale had occurred on June 30, 2017.  The unaudited pro forma condensed consolidated income statement for the six months ended June 30, 2017 and the year ended December 31, 2016 sets forth the estimated effects of the transaction on FelCor LP’s consolidated statements of income as if the sale had occurred on January 1, 2016.

The unaudited pro forma condensed consolidated financial statements presented herein are for informational purposes only and do not purport to present what FelCor LP’s actual results would have been had the transaction occurred on the date assumed, or to project FelCor LP’s results of operations or financial position for any future period.  The unaudited pro forma condensed consolidated financial statements include assumptions that are believed to be reasonable and represent all material information that is necessary to fairly present pro forma financial statements.

The unaudited pro forma condensed consolidated financial statements, including the notes thereto, should be read in conjunction with FelCor LP’s audited consolidated financial statements and the notes in FelCor LP’s Annual Report on Form 10-K as for the fiscal year ended December 31, 2016, as filed with the SEC on February 24, 2017.

FelCor Lodging Limited Partnership

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(in thousands)

	Historical	Morgans		Pro Forma
	June 30, 2017	June 30, 2017		June 30, 2017
	(Unaudited)	(Unaudited)		(Unaudited)

Assets
Investment in hotels, net	$1,448,346	$—		$1,448,346
Investment in unconsolidated entities	7,657	—		7,657
Hotels held for sale	77,937	(28,577	)(a)	49,360
Cash and cash equivalents	58,135	(1,130	)(a)	57,005
Restricted cash	24,199	(784	)(a)	23,415
Accounts receivable, net	43,923	(316	)(a)	43,607
Deferred expenses, net	3,591	—		3,591
Other assets	20,240	(884	)(a)	19,356
Total assets	$1,684,028	$(31,691)		$1,652,337

Liabilities and Partners’ Capital
Debt, net	$1,360,071	$—		$1,360,071
Distributions payable	14,887	—		14,887
Accrued expenses and other liabilities	135,792	(1,046	)(a)	134,746
Total liabilities	1,510,750	(1,046)		1,509,704
Commitments and contingencies
Redeemable units, 610 units issued and outstanding	4,400	—		4,400
Capital:
Preferred units:
Series A Cumulative Convertible Preferred Units, 12,879 units issued and outstanding	309,337	—		309,337
Common units, 138,412 units issued and outstanding	(192,255)	(30,645	)(b)	(222,900)
Total FelCor LP partners’ capital	117,082	(30,645)		86,437
Noncontrolling interests	7,365	—		7,365
Preferred capital in consolidated joint venture	44,431	—		44,431
Total partners’ capital	168,878	(30,645)		138,233
Total liabilities and partners’ capital	$1,684,028	$(31,691)		$1,652,337

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

FelCor Lodging Limited Partnership

Unaudited Pro Forma Condensed Consolidated Statements of Operations and Comprehensive Income

(in thousands, except per unit data)

		Morgans
	Historical	Pro Forma Adjustment		Pro Forma
	Year Ended	Year Ended		Year Ended
	December 31, 2016	December 31, 2016		December 31, 2016
		(Unaudited)		(Unaudited)

Revenues:
Hotel operating revenue :
Room	$661,640	$(9,647	)(c)	$651,993
Food and beverage	155,227	(334	)(c)	154,893
Other operating departments	45,951	(429	)(c)	45,522
Other revenue	4,136	—		4,136
Total revenues	866,954	(10,410)		856,544

Expenses:
Hotel departmental expenses :
Room	171,883	(4,540	)(c)	167,343
Food and beverage	119,047	(635	)(c)	118,412
Other operating departments	15,120	(268	)(c)	14,852
Other property-related costs	212,180	(3,293	)(c)	208,887
Management and franchise fees	32,935	—		32,935
Taxes, insurance and lease expense	57,317	(1,300	)(c)	56,017
Corporate expenses	27,037	—		27,037
Depreciation and amortization	114,054	(2,415	)(c)	111,639
Impairment	26,459	(20,126	)(c)	6,333
Other expenses	12,740	—		12,740
Total operating expenses	788,772	(32,577)		756,195

Operating income	78,182	22,167		100,349
Interest expense, net	(78,182)	—		(78,182)
Other gains, net	342	—		342
Income before equity in income from unconsolidated entities	342	22,167		22,509
Equity in income from unconsolidated entities	1,533	—		1,533
Income from continuing operations before income tax	1,875	22,167		24,042
Income tax	(873)	—		(873)
Income from continuing operations	1,002	22,167		23,169
Loss from discontinued operations	(3,131)	—		(3,131)
Income (loss) before gain on sale of hotels	(2,129)	22,167		20,038
Gain on sale of hotels, net	6,322	486	(c)	6,808
Net income and comprehensive income	4,193	22,653		26,846
Net loss attributable to noncontrolling interests	673	—		673
Preferred distributions- consolidated joint venture	(1,461)	—		(1,461)

Net income and comprehensive income attributable to FelCor LP	3,405	22,653		26,058
Preferred distributions	(25,115)	—		(25,115)
Net income (loss) attributable to FelCor LP common unitholders	$(21,710)	$22,653		$943

Basic and diluted per common unit data:
Income (loss) from continuing operations	$(0.13)	$0.16		$0.03
Net income (loss)	$(0.16)	$0.16		$0.01
Basic weighted average common units outstanding	138,739	138,739		138,739
Diluted weighted average common units outstanding	138,739	138,739		138,894

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

FelCor Lodging Limited Partnership

Unaudited Pro Forma Condensed Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except per unit data)

		Morgans
	Historical	Pro Forma Adjustment		Pro Forma
	Six Months Ended	Six Months Ended		Six Months Ended
	June 30, 2017	June 30, 2017		June 30, 2017
		(Unaudited)		(Unaudited)

Revenues:
Hotel operating revenue :
Room	$313,705	$(3,850	)(c)	$309,855
Food and beverage	69,995	(137	)(c)	69,858
Other operating departments	23,112	(365	)(c)	22,747
Other revenue	1,732	—		1,732
Total revenues	408,544	(4,352)		404,192

Expenses:
Hotel departmental expenses :
Room	84,161	(2,090	)(c)	82,071
Food and beverage	54,503	(335	)(c)	54,168
Other operating departments	7,480	(159	)(c)	7,321
Other property related costs	103,075	(1,609	)(c)	101,466
Management and franchise fees	15,276	—		15,276
Taxes, insurance and lease expense	29,356	(657	)(c)	28,699
Corporate expenses	13,221	—		13,221
Depreciation and amortization	55,366	(1,007	)(c)	54,359
Impairment	35,109	(4,885	)(c)	30,224
Other expenses	8,591	—		8,591
Total operating expenses	406,138	(10,742)		395,396

Operating income	2,406	6,390		8,796
Interest expense, net	(38,702)	—		(38,702)
Other gains, net	100	—		100
Loss before equity in income from unconsolidated entities	(36,196)	6,390		(29,806)

Equity in income from unconsolidated entities	518	—		518
Loss from continuing operations before income tax	(35,678)	6,390		(29,288)
Income tax	(1,050)	—		(1,050)
Loss from continuing operations before loss on sale of hotels	(36,728)	6,390		(30,338)

Loss on sale of hotels	(873)	325	(c)	(548)
Net loss and comprehensive loss	(37,601)	6,715		(30,886)

Net loss attributable to noncontrolling interests	437	—		437
Preferred distributions - consolidated joint venture	(727)	—		(727)

Net loss and comprehensive loss attributable to FelCor LP	(37,891)	6,715		(31,176)
Preferred distributions	(12,558)	—		(12,558)
Net loss attributable to FelCor LP common unitholders	$(50,449)	$6,715		$(43,734)

Basic and diluted per common unit data:
Net loss	$(0.36)	$0.05		$(0.32)
Basic and diluted weighted average common units outstanding	138,430	138,430		138,430

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Overview

On February 14, 2017, Madison 237 Hotel, L.L.C., a subsidiary of FelCor Lodging Limited Partnership (“FelCor LP”), entered into a Purchase and Sale Agreement to sell its Morgans hotel to a third party unrelated to FelCor LP for $37 million in cash.  Right, title and interest to the Morgans hotel was transferred on July 17, 2017.  The Morgans hotel’s operations constituted a significant amount of income from continuing operations of FelCor LP.

Adjustments to the Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements are presented to illustrate the effects of the transaction.  The unaudited pro forma condensed consolidated balance sheet as of June 30, 2017 illustrates the estimated effects of the transaction as if the sale had occurred on June 30, 2017.  The unaudited pro forma condensed consolidated income statement for the six months ended June 30, 2017 and the year ended December 31, 2016 sets forth the estimated effects of the transaction on FelCor LP’s consolidated statements of income as if the sale had occurred on January 1, 2016.

Noted below are the explanations for the adjustments included in the unaudited pro forma condensed consolidated financial statements:

a)             The pro forma adjustment relates to the removal of net assets and liabilities of the sold hotel.

b)             The pro forma adjustment relates to the removal of Partners’ Capital of the sold hotel.

c)              Revenues and expenses have been adjusted to remove the revenues and expenses associated with the sold hotel.